Supplement, dated November 16, 2006, to the
                        Prospectuses, dated May 1, 2006,
                                       of
                           Seligman Growth Fund, Inc.
                                  (the "Fund")

On November 16, 2006, the Board of Directors of the Fund approved amendments to the Fund's principal investment strategies. The Fund's new principal investment strategies are described below and are effective immediately.

Revised disclosure about the risks of investing in the Fund are described in a supplement, dated November 16, 2006, to the Fund's Statement of Additional Information, dated May 1, 2006.

The following information supersedes and replaces the information contained under the caption entitled "Principal Investment Strategies" which begins on page 1 of the Prospectuses:

The Fund uses the following principal investment strategies to seek this investment objective:

Generally, the Fund invests primarily in the common stock of large US companies, selected for their growth prospects. The investment manager chooses common stocks for the Fund considering both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display one or more of the following:

      o     Strong or improving company fundamentals

      o     Strong management

      o     Market  earnings   expectations  are  at  or  below  the  investment
            manager's estimates

      o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

      o Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio)

The investment manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

The Fund will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued) or the investment manager's price target has been met.

The Fund primarily invests in common stocks. However, the Fund may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value. In considering purchases and sales for the Fund, the investment manager seeks to provide an increase in future income (including both dividends and capital gains) to shareholders. In doing so, the investment manager considers the prevailing market environment and the characteristics of growth stocks available for purchase by the Fund. This may not, however, result in current dividend income. The investment manager believes that, in the current environment, non-
dividend paying stocks offer greater near- and intermediate-term growth potential and therefore, dividend paying stocks have been de-emphasized.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the United States ("foreign companies"), except that companies that either (i) have their principal place of business in the United States, (ii) derive 50% or more of their revenue from United States sources or (iii) have the securities to be purchased by the Fund traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Fund generally does not invest a significant amount, if any, in illiquid securities.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objective.

                   Supplement, dated November 16, 2006, to the
          Statements of Additional Information, each dated May 1, 2006, for
           Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc.
                                (each, a "Fund")

On November 16, 2006, the Board of Directors of each Fund approved amendments to that Fund's principal investment strategies. Each Fund's new principal investment strategies are described in supplements, each dated November 16, 2006, to that Fund's Prospectuses, dated May 1, 2006. The Funds' new principal investment strategies, and all changes described below, are effective immediately.

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in each Fund's Statement of Additional Information ("SAI").

The following information supersedes and replaces the last sentence in the second paragraph under the heading "Investment Strategies and Risk - Foreign Securities" on page 2 of each Fund's SAI:

The Fund may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the United States ("foreign companies"), except that companies that either (i) have their principal place of business in the United States, (ii) derive 50% or more of their revenue from United States sources or (iii) have the securities to be purchased by the Fund traded on a US securities exchange (including depositary receipts), will not be considered foreign companies.

The following information supersedes and replaces the information contained under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class B" in each Fund's SAI (except for the last sentence thereof):

Under its 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares.

The following information supersedes and replaces the first paragraph contained under the heading "Investment Advisory and Other Services - Rule 12b-1 Plan - Class D" in each Fund's SAI (except for the last sentence thereof):

Under its 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The following paragraph supersedes and replaces the second paragraph under the heading "Purchase, Redemption, and Pricing of Shares - Purchase of Shares - Class C" in each Fund's SAI:

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial

Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

The following information supersedes and replaces item (6) under the heading "Purchase, Redemption and Pricing of Shares - Purchase of Shares - CDSC Waivers" in each Fund's SAI:

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;